© Atkore Second Quarter 2024 Earnings Presentation and Business Update May 7, 2024

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Solid Results in Q2 2024 1. See non-GAAP reconciliation in appendix. 456 640 983 896 793 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 -11% 39 125 233 174 138 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 -21% 87 193 346 276 212 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 -23% 0.99 2.79 5.39 4.87 4.08 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 -16% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 0.80 2.58 5.08 4.31 3.67 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 -15% Diluted EPS $/share Organic volume down 1% in Q2 2024 compared to the prior year; volume up 6% YTD in FY 2024 Q2 2024 Net Sales within projections; Adjusted EBITDA and Adjusted Diluted EPS exceeded previous Outlook Capital deployment execution – repurchased $59M in stock in Q2 2024 for a total of over $150M repurchased YTD in FY 2024; completed first quarterly cash dividend payment of approximately $12M Adjusting midpoint of FY 2024 Outlook Business Update

4© Atkore Q2 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q2 2024 Q2 2023 Y/Y Change Y/Y % Change Net Sales $792.9 $895.9 ($103.0) (11.5%) Operating Income $178.8 $239.9 ($61.1) (25.5%) Net Income $138.0 $174.2 ($36.2) (20.8%) Adjusted EBITDA1 $211.9 $276.0 ($64.1) (23.2%) Adjusted EBITDA Margin2 26.7% 30.8% (410 bps) - Tax Rate 18.7% 23.5% (480 bps) - Net Income Per Share (Diluted) $3.67 $4.31 ($0.64) (14.8%) Adjusted Diluted EPS1 $4.08 $4.87 ($0.79) (16.2%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ2 2024 $8 $86 $11 $2 2023 Volume/Mix Price Solar Credit Other1 2024 $896M $793M $5 $86 $21 $2 $6 2023 Volume/Mix Price Cost Changes Solar Credit Other1 2024 $276M $212M Net Sales % Change Adjusted Diluted EPS Bridge2 Volume/Mix (0.8%) Price (9.5%) Solar Credit (1.2%) Total (11.5%) $4.87 $4.08 $1.37 $0.24 $0.27 $0.07 2023 Quarterly Results Solar Credit Share Count Other1 2024

Key Product Area Trends & Review

Atkore

FY 2024 YTD Net Sales by Key Product Area[1]		Volume/Mix % FY 2024 YTD vs. FY 2023 YTD	Product Area Review & Key Comments
Plastic Pipe, Conduit & Fittings	31%	+ MSD%	PVC related product volume up double digits year to date due to strong performance from our non-electrical PVC products Demand for HDPE telecom related products remains challenged as the industry awaits rollout of government stimulus funding for broadband access
Metal Framing, Cable Management & Construction Services	21%	+ LSD%	Growth led by megaprojects in the U.S. and internationally
Metal Electrical Conduit & Fittings	21%	+ HSD%	Strong start to FY 2024
Electrical Cable & Flexible Conduit	14%	+ LSD%	Modest growth in alignment with expectations
Mechanical Tube & Other	13%	+ DD%	Strong volume performance with solar-related product volumes continuing to ramp from our Hobart, Indiana facility
	$1,591M	**+ 6%**	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

6

7© Atkore Segment Results $4 $87 2023 Volume/Mix Price Other1 2024 $681M $591M$1 Q2 Net Sales Bridge $4 $2 $11 2023 Volume/Mix Price Solar Credit 2024 $215M $202M Q2 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q2 2024 Q2 2023 Y/Y Change Net Sales $590.8 $681.0 (13.2%) Adjusted EBITDA $195.8 $256.9 (23.8%) Adjusted EBITDA Margin 33.1% 37.7% (460 bps) ($’s in millions) Q2 2024 Q2 2023 Y/Y Change Net Sales $202.4 $215.1 (5.9%) Adjusted EBITDA $25.5 $33.2 (23.1%) Adjusted EBITDA Margin 12.6% 15.4% (280 bps) 1. “Other” may include items such as F/X, M&A, productivity, investments, interest and tax rate. Includes ~$3M related to start-up costs at our new Indiana facility

8© Atkore FY24 YTD Cash Bridge $M Cash & Balance Sheet Summary $245 $74 $156 $12 $23 FY23 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures Stock Repurchases Dividend Payment Net Other Uses of Cash FY24 YTD Cash Balance $388M $368M Debt Maturity Profile $M $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business.

9© Atkore Solar megatrend represents a growth opportunity for manufacturing torque tubes; Atkore’s investment in manufacturing capacity will provide the necessary capacity to meet the increased demand The new Hobart, IN facility is central to supporting the growth from solar and other large tube applications Atkore’s FY 2024 full-year performance expectations have been adjusted to align with the projected output of torque tubes HDPE-related products expected to be a strong future growth driver given the significant secular tailwinds Demand recovery projected in FY 2025 in part due to the rollout of government stimulus funding Atkore’s FY 2024 full-year performance expectations have been adjusted to align with the current product-specific market challenges as end users work through excess levels of inventory Solar Related Torque Tube Capacity HDPE Power & Telecommunications Update on Category Expansion Initiatives Status update & timing of financial benefits related to key category expansion initiatives FY 2024 Current Estimate vs. Original Guidance Volume Net Sales Adjusted EBITDA FY 2024 Current Estimate vs. Original Guidance Volume Price vs. Cost Adjusted EBITDA

10© Atkore Updated FY 2024 Outlook Outlook Summary 1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. 2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook. Outlook Items for Consolidated Atkore Q3 2024 Outlook FY 2024 Outlook Updates to FY 2024 Outlook Net Sales $815M – $835M $3.3B – $3.5B ($0.2B) Adjusted EBITDA1 $210M – $220M $850M – $900M ($50M) Adjusted Diluted EPS1 $3.85 – $4.05 $16.00 – $17.00 ($0.50) Interest Expense, net $35M – $39M Tax Rate ~22% ~21% – 24% Capital Expenditures $175M – $200M Stock Repurchases ≥$250M Diluted Shares Outstanding2 36M – 37M Expect mid to high single digit percentage volume growth for FY 2024. Amending FY 2024 Outlook to reflect impacts of certain growth-related initiatives.

11© Atkore Current bridging assumptions reflect updated projections from our growth initiatives related to HDPE and Solar Torque Tubes. Key Bridging Assumptions FY 2024 vs. FY 2023 1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Net Sales Adjusted EBITDA1 Volume Growth LDD% 25% – 30% Incremental Margin Price vs. Cost Down $275M – $325M Down $225M – $275M FY 2023 Solar Credit Plus $30M Plus $30M FY 2024 Solar Credit Down $80M – $100M Plus $20M – $40M Investment / FX / Other Down ~$10M Down $40M – $60M Current Bridging Assumptions – FY 2024 vs. FY 2023 Net Sales Adjusted EBITDA1 Volume Growth MSD% – HSD% 30% – 40% Incremental Margin Price vs. Cost Down $300M – $350M Down $250M – $300M FY 2023 Solar Credit Plus $30M Plus $30M FY 2024 Solar Credit Down $80M – $100M Plus $10M – $30M Investment / FX / Other Down ~$10M Down $30M – $50M Initial Bridging Assumptions – FY 2024 vs. FY 2023

12© Atkore Appendix

13© Atkore Segment Information Three months ended March 29, 2024 March 31, 2023 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 590,820 $ 195,752 33.1% $ 680,965 $ 256,883 37.7 % Safety & Infrastructure 202,419 25,529 12.6% 215,054 33,194 15.4 % Eliminations (328) (85) Consolidated operations $ 792,911 $ 895,934

14© Atkore Consolidated Atkore Inc. Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Three months ended (in thousands, except per share data) March 29, 2024 March 31, 2023 March 25, 2022 March 26, 2021 March 27, 2020 Net income $ 137,955 $ 174,194 $ 233,477 $ 124,933 $ 39,193 Stock-based compensation 5,028 6,863 6,128 4,868 4,523 Intangible asset amortization 14,221 14,790 8,701 8,096 8,071 Other (a) (939) 4,276 (494) (2,855) (1,503) Pre-tax adjustments to net income 18,310 25,929 14,335 10,109 11,091 Tax effect (4,578) (6,482) (3,584) (2,527) (2,773) Adjusted net income $ 151,687 $ 193,641 $ 244,228 $ 132,515 $ 47,511 Weighted-average diluted common shares outstanding 37,166 39,749 45,280 47,547 48,095 Net income per diluted share $ 3.67 $ 4.31 $ 5.08 $ 2.58 $ 0.80 Adjusted net income per diluted share $ 4.08 $ 4.87 $ 5.39 $ 2.79 $ 0.99 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed May 9, 2023 for additional information), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

15© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) March 29, 2024 March 31, 2023 March 25, 2022 March 26, 2021 March 27, 2020 Net income $ 137,955 $ 174,194 $ 233,477 $ 124,933 $ 39,193 Interest expense, net 8,321 8,475 7,514 8,416 10,564 Income tax expense 31,804 53,364 78,613 38,304 13,100 Depreciation and amortization 29,455 28,598 19,994 19,265 18,478 Stock-based compensation 5,028 6,863 6,128 4,868 4,523 Other (a) (649) 4,547 440 (2,421) 1,148 Adjusted EBITDA $ 211,914 $ 276,041 $ 346,166 $ 193,365 $ 87,006 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the form 10-Q filed May 9, 2023 for additional information.), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

16© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) March 29, 2024 March 29, 2024 December 29, 2023 September 30, 2023 June 30, 2023 Net income $ 618,549 $ 137,955 $ 138,381 $ 140,925 $ 201,288 Interest expense, net 33,384 8,321 7,793 8,588 8,682 Income tax expense 119,544 31,804 29,272 39,537 18,931 Depreciation and amortization 119,433 29,455 29,020 30,853 30,105 Stock-based compensation 18,752 5,028 4,757 3,001 5,966 Other (a) 18,014 (649) 4,300 9,074 5,289 Adjusted EBITDA $ 927,676 $ 211,914 $ 213,523 $ 231,978 $ 270,262 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, release of indemnified uncertain tax positions, gain on purchase of business, loss on assets held for sale (includes loss on assets held for sale in Russia. See Note 11, “Goodwill and Intangible Assets” in the forms 10-Q filed August 8, 2023 for additional information), realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives, transaction and restructuring costs.

17© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) March 29, 2024 December 29, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 30, 2022 Long-term debt $ 763,762 $ 763,225 $ 762,687 $ 762,149 $ 761,612 $ 761,074 Total debt 763,762 763,225 762,687 762,149 761,612 761,074 Less cash and cash equivalents 368,050 380,922 $ 388,114 317,809 354,342 307,827 Net debt $ 395,712 $ 382,303 $ 374,573 $ 444,340 $ 407,270 $ 453,247

18© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Six months ended (in thousands) March 29, 2024 March 31, 2023 Net cash provided by operating activities $ 245,323 $ 403,396 Capital expenditures (73,546) (72,690) Free cash flow $ 171,777 $ 330,706

19© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year GGAM Government Grant Accounting Model HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

20© Atkore atkore.com